UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
June 13, 2025
Date of Report (Date of earliest event reported)

CRITEO S.A.
(Exact name of registrant as specified in its charter)

France	001-36153	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32 Rue Blanche	Paris	France	75009
(Address of principal executive offices)			(Zip Code)
+33 17 585 0939
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one ordinary share, nominal value €0.025 per share	CRTO	Nasdaq Global Select Market
Ordinary Shares, nominal value €0.025 per share*		Nasdaq Global Select Market

*Not for trading, but only in connection with the registration of the American Depositary Shares.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 13, 2025, the shareholders of Criteo S.A. (the “Company”) amended and restated the By-laws (statuts) of the Company, effective immediately. The following amendments to the By-laws were approved by the shareholders (i) Article 12 of the By-laws entitled “meeting of the Board of Directors” has been amended in order to align with new legal provisions of the French Commercial Code (ii) Article 19 of the By-laws relating to shareholders meetings has been amended in order to comply with the new legal provisions of the French Commercial Code and (iii) Article 24 of the By-laws entitled “loss of one half of share capital” has been amended in order to comply with the new provisions of Article L. 225-248 of the French Commercial Code. The foregoing descriptions are qualified in their entirety by the amended By-laws, the English translation of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

ITEM 5.07	Submission of Matters to a Vote of Security Holders

On June 13, 2025, the Company held its 2025 Annual Combined General Meeting of Shareholders (the “2025 Annual General Meeting”). The number of votes cast for and against and the number of abstentions with respect to each matter voted upon at the 2025 Annual General Meeting are set forth below. Because none of the matters voted upon at the 2025 Annual General Meeting were considered “routine” under relevant stock exchange rules, brokers were not permitted to exercise discretion with respect to any matter; accordingly, there were no broker non-votes with respect to any matter.

1.The resolution renewing the term of office of Ms. Rachel Picard as Director was approved, based upon the following votes:

Voted For	Voted Against	Abstained
47,368,475	5,785,513	319,826

2.The resolution renewing the term of office of Ms. Nathalie Balla as Director was approved, based upon the following votes:

Voted For	Voted Against	Abstained
52,775,315	378,522	319,977

3.The resolution renewing the term of office of Mr. Frederik van der Kooi as Director was approved, based upon the following votes:

Voted For	Voted Against	Abstained
52,741,491	412,377	319,946

4.The resolution appointing Ms. Stefanie Jay as Director was approved, based upon the following votes:

Voted For	Voted Against	Abstained
52,817,656	335,981	320,177

5.The resolution ratifying the interim appointment of Michael Komasinski as Director decided by the board of directors of the Company (the "Board of Directors"), was approved, based upon the following votes:

Voted For	Voted Against	Abstained
52,817,406	336,231	320,177

6.The resolution approving Nexbonis Advisory to continue as statutory auditor in lieu and place of RBB Advisors was approved, based upon the following votes:

Voted For	Voted Against	Abstained
53,131,520	21,923	320,371

7.The resolution approving, on a non-binding advisory basis, the compensation for the named executive officers of the Company was approved, based upon the following votes:

Voted For	Voted Against	Abstained
52,118,393	1,075,819	279,602

8.The resolution approving the statutory financial statements for the fiscal year ended December 31, 2024 was approved, based upon the following votes:

Voted For	Voted Against	Abstained
52,967,053	2,366	504,395

9.The resolution approving the consolidated financial statements for the fiscal year ended December 31, 2024 was approved, based upon the following votes:

Voted For	Voted Against	Abstained
52,967,263	2,456	504,095

10.The resolution approving the allocation of results for the fiscal year ended December 31, 2024 was approved, based upon the following votes:

Voted For	Voted Against	Abstained
53,150,024	3,255	320,535

11.The resolution approving the Indemnification Agreement entered into between the Company and Mr. Ernst Teunissen (agreement referred to in Articles L.225-38 et seq. of the French Commercial Code) was approved, based upon the following votes:

Voted For	Voted Against	Abstained
53,075,159	74,168	324,487

12.The resolution approving the Indemnification Agreement entered into between the Company and Mr. Michael Komasinski (agreement referred to in Articles L.225-38 et seq. of the French Commercial Code) was approved, based upon the following votes:

Voted For	Voted Against	Abstained
53,076,692	74,698	322,424

13.The resolution approving the amendment and restatement of the Amended 2016 Stock Option Plan to extend its term was approved, based upon the following votes:

Voted For	Voted Against	Abstained
50,976,213	2,176,144	321,457

14.The resolution delegating authority to the Board of Directors to execute a buyback of Company stock in accordance with the provisions of Article L. 225-209-2 of the French Commercial Code was approved, based upon the following votes:

Voted For	Voted Against	Abstained
53,083,836	4,161	385,817

15.The resolution delegating authority to the Board of Directors to reduce the Company’s share capital by cancelling shares as part of the authorization to the Board of Directors allowing the Company to buy back its own shares in accordance with the provisions of Article L. 225-209-2 of the French Commercial Code was approved, based upon the following votes:

Voted For	Voted Against	Abstained
53,154,010	4,643	315,161

16.The resolution delegating authority to the Board of Directors to reduce the Company’s share capital by cancelling shares acquired by the Company in accordance with the provisions of Article L. 225-208 of the French Commercial Code was approved, based upon the following votes:

Voted For	Voted Against	Abstained
53,154,441	4,709	314,664

17.The resolution delegating authority to the Board of Directors to reduce the share capital by way of a buyback of Company stock followed by the cancellation of the repurchased stock was approved, based upon the following votes:

Voted For	Voted Against	Abstained
51,261,284	1,826,435	386,095

18.The resolution approving the maximum number of shares that may be issued or acquired pursuant to Resolution 16 of the Annual General Shareholders' Meeting dated June 13, 2023 (authorization to grant options to purchase or to subscribe shares), Resolution 15 of the Annual General Shareholders' Meeting dated June 25, 2024 (authorization to grant Time-Based RSUs to employees and corporate officers of the Company and employees of its subsidiaries) and Resolution 16 of the Annual General Shareholders' Meeting dated June 25, 2024 (authorization to grant Performance-Based RSUs to employees and corporate officers of the Company and employees of its subsidiaries) was approved, based upon the following votes:

Voted For	Voted Against	Abstained
47,340,576	5,818,725	314,513

19.The resolution delegating authority to the Board of Directors to increase the Company’s share capital by issuing Ordinary Shares, or any securities giving access to the Company’s share capital, for the benefit of a category of persons meeting predetermined criteria (underwriters), without shareholders’ preferential subscription rights, was approved, based upon the following votes:

Voted For	Voted Against	Abstained
53,114,101	42,702	317,011

20.The resolution delegating authority to the Board of Directors to increase the Company's share capital by issuing Ordinary Shares or any securities giving access to the Company's share capital through a public offering referred to in paragraph 1 of article L. 411-2 of the French Monetary and Financial Code, without shareholders' preferential subscription rights, was approved, based upon the following votes:

Voted For	Voted Against	Abstained
49,647,778	3,509,879	316,157

21.The resolution delegating authority to the Board of Directors to increase the number of securities to be issued as a result of a share capital increase without preserving shareholders' preferential subscription rights pursuant to Resolutions 19 and 20 ('green shoe') was approved, based upon the following votes:

Voted For	Voted Against	Abstained
53,052,042	98,564	323,208

22.The resolution delegating authority to the Board of Directors to increase the Company’s share capital through incorporation of premiums, reserves, profits or any other amounts that may be capitalized was approved, based upon the following votes:

Voted For	Voted Against	Abstained
53,067,237	90,466	316,111

23.The resolution delegating authority to the Board of Directors to increase the Company's share capital by way of issuing shares and securities giving access to the Company's share capital for the benefit of members of a Company savings plan (plan d'épargne d’entreprise), without shareholders' preferential subscription rights, was approved, based upon the following votes:

Voted For	Voted Against	Abstained
52,858,471	298,325	317,018

24. The resolution approving the overall limits pursuant to Resolution 19 to Resolution 23 was approved, based upon the following votes:

Voted For	Voted Against	Abstained
53,114,523	42,595	316,696

25. The resolution amending Article 12 of the by-laws of the Company entitled “meeting of the Board of Directors” in order to align with new provisions of the French Commercial Code, was approved, based upon the following votes:

Voted For	Voted Against	Abstained
53,147,170	4,200	322,444

26. The resolution amending Article 19 of the by-laws of the Company relating to shareholders meetings in order to comply with new provisions of the French Commercial Code, was approved, based upon the following votes:

Voted For	Voted Against	Abstained
38,519,131	14,633,124	321,559

27. The resolution amending Article 24 of the by-laws of the Company entitled “loss of one half of share capital” in order to comply with the new provisions of Article L. 225-248 of the French Commercial Code, was approved, based upon the following votes:

Voted For	Voted Against	Abstained
53,148,411	4,025	321,378

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
3.1	Update to By-laws (statuts) of Criteo S.A. (English Translation)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Criteo S.A.

Date: June 16, 2025	By:	/s/ Ryan Damon
	Name:	Ryan Damon
	Title:	Chief Legal and Transformation Officer